Exhibit 32.1/32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Rector, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Federal Sports & Entertainment, Inc., for the fiscal quarter ended August 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of Federal Sports & Entertainment, Inc.

Date: October 20, 2009	By:	/s/ David Rector
	Name:	David Rector
	Title:	Chief Executive Officer and Chief Financial Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to Federal Sports & Entertainment, Inc., and will be retained by Federal Sports & Entertainment, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.